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                                                                  EXHIBIT 10.52


                              [ATW LETTERHEAD]


3/30/2000

To: Roger Finchum SR


Dear Roger,

This is to confirm that the contract between ColorSmart Inc. and Chris England for the acquisition of ATW Inc. has been extended until May/15/2000. Please sign and fax back copy of such and send original back by FedEx mail.



/s/ Chris England
-------------------------------------
(Signature) seller


3/30/2000
-------------------------------------
(Date)


/s/ Roger Finchum
-------------------------------------
(Signature) purchaser


3/30/2000
-------------------------------------
(Date)



Best Regards,
Chris England


ATW/Advertising That Works